EXHIBIT 10.12

Dated May 29, 2019
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4) The Committed Purchasers party hereto
(5) The Purchaser Agents party hereto
(6) COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Performance Undertaking Provider

FIFTEENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

Contents
Clause        Page

1.    Definitions and interpretation    1
2.    Amendment of the Receivables Transfer Agreement    2
3.    Representations    2
4.    Italian Receivables Purchase Agreement    2
5.    Continuance    3
6.     Further Assurance    3
7.    Conditions Precedent    4
8.    Notices, etc    4
9.    Execution in counterparts    4
10.    Governing law; submission to jurisdiction    4
11.    No proceeding; limited recourse    4

Exhibits
EXHIBIT A    Schedule 2 (Address and Notice Information)
EXHIBIT B    Schedule 5 (Facility Accounts and Account Banks)
EXHIBIT C    Schedule 9 (Excluded Obligors)
EXHIBIT D-1    Exhibit D-1 (Form of Bunge Italia First Notice of Assignment)
EXHIBIT D-2    Exhibit D-2 (Form of Novaol First Notice of Assignment)
EXHIBIT E-1    Exhibit E-1 (Form of Bunge Italia Monthly Notice of Assignment)
EXHIBIT E-2    Exhibit E-2 (Form of Novaol Monthly Notice of Assignment)

1

THIS FIFTEENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated May 29, 2019 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent; and
(7)    BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016, October 11, 2016, May 31, 2017, October 31, 2017, January 12, 2018 and February 19, 2019) made among the Parties to this Amendment (the "Receivables Transfer Agreement").
(B)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.Definitions and interpretation
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.Amendment of the Receivables Transfer Agreement
With effect from the Amendment Effective Date (as such term is defined in Clause 7 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:
(a)    Schedule 2 (Address and Notice Information) shall be deleted and replaced with Exhibit A hereto.
(b)    Schedule 5 (Facility Accounts and Account Banks) shall be deleted and replaced with Exhibit B hereto.
(c)    Schedule 9 (Excluded Obligors) shall be deleted and replaced with Exhibit C hereto.
3.REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.italian receivables purchase agreement
a.The Parties hereby agree that, with effect from the date of the 2019 Italian RPA (as defined below), unless the context requires otherwise:
(i)each reference to the “Italian RPA” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Receivables Purchase Agreement dated on or about May 29, 2019 (the “2019 Italian RPA”), among the Italian Originators, the Italian Seller Agent and the Italian Intermediate Transferor;
(ii)each reference to an “Italian Account Security Agreement” in any Transaction Document to which they are party shall be deemed to be a reference to each of:
(1)the deed of pledge over the Italian Collection Account held with Unicredit SpA dated 1 June 2011, among Bunge Italia S.p.A., a joint stock company organized under the laws of the Republic of Italy (“Bunge Italia”), the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgement and extension dated 3 June 2013, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about 3 June 2015, and as further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about 31 May 2017, and as to be further acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 29, 2019 (the “2019 Bunge Italia Deed of Acknowledgment and Extension”), among, inter alios, Bunge Italia, the Seller and the Administrative Agent;
(2)the deed of pledge over the Italian Collection Account held with the Citibank N.A., Milan branch dated on or about 3 June 2015, among Bunge Italia, the Seller, the Italian Intermediate Transferor and the Administrative Agent, as to be acknowledged and extended pursuant to the 2019 Bunge Italia Deed of Acknowledgment and Extension; and
(3)the deed of pledge over the Italian Collection Account held with Citibank N.A., Milan branch dated on or about 29 June 2017, among Novaol S.r.L., a limited liability company organized under the laws of the Republic of Italy (“Novaol”), the Seller, the Italian Intermediate Transferor and the Administrative Agent, as to be acknowledged and extended pursuant to a deed of acknowledgment and extension dated on or about May 29, 2019 (the “2019 Novaol Deed of Acknowledgment and Extension” and together with the 2019 Italian RPA and the 2019 Bunge Italia Deed of Acknowledgment and Extension, the “New Italian Finance Documents”), among, inter alios, Novaol, Bunge Italia, the Seller, the Italian Intermediate Transferor and the Administrative Agent;
(iii)any reference in any Transaction Document to Exhibit D to the Servicing Agreement shall be deemed to be a reference to Exhibit D-1 or Exhibit D-2, as applicable, to this Amendment (and not, for the avoidance of doubt, to Exhibit D to the Eleventh Amendment to the Receivables Transfer Agreement dated May 31, 2017);
(iv)any reference in any Transaction Document to Exhibit E to the Servicing Agreement shall be deemed to be a reference to Exhibit E-1 or Exhibit E-2, as applicable, to this Amendment (and not, for the avoidance of doubt, to Exhibit E to the Eleventh Amendment to the Receivables Transfer Agreement dated May 31, 2017); and
(v)the reference to Bunge Italia S.p.A. in Section 2.5(p) of the Servicing Agreement shall be deemed to be a reference to “Bunge Italia S.p.A. or Novaol, S.r.l., as applicable.”
It being understood and agreed among the Parties that the foregoing does not (i) affect or jeopardize in any way the effectiveness of the provisions and obligations set forth in the relevant Transaction Documents (including the original Italian law documents) with respect to the Italian RPA, the Italian Account Security Agreements, the deed of acknowledgement and extension dated 3 June 2013, the deed of acknowledgement and extension dated 3 June 2015, or the deed of acknowledgment and extension dated 31 May 2017, which have not been expressly amended and/or replaced by the New Italian Finance Documents, or (ii) in any event prevent any Party from exercising and/or protecting its rights arising from the original Transaction Documents (including the Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreements in accordance with the provisions set forth thereunder.
b.In addition, the Parties hereby consent to the 2019 Italian RPA.
5.Continuance
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
6.Further Assurance
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
7.conditions precedent
This Amendment shall become effective as of the date first written above upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by each of the Parties (the “Amendment Effective Date”).
8.Notices, etc.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
9.Execution in counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

10.Governing law; submission to jurisdiction
(i)This Amendment shall be governed by and construed in accordance with the law of the state of new york.
(ii)Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
11.NO PROCEEDING; LIMITED RECOURSE
(i)Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(ii)No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other

Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By: /s/ G.J. Aarnoudse
Name: G.J. Aarnoudse
Title: Proxy Holder B

By: /s/ P. Mahabler
Name: P. Mahabler
Title: Proxy Holder A

Fifteenth Amendment to RTA

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By:/s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

By:/s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

    Fifteenth Amendment to RTA

BUNGE LIMITED, as Performance Undertaking Provider

By:/s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By:/s/ David G. Kabbes
Name: David G. Kabbes
Title: Chief Legal Officer

    Fifteenth Amendment to RTA

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser, Purchaser Agent, Italian Intermediate Transferor and Hungarian Intermediate Transferor

By:/s/ R.J.W. Jansen
Name: R.J.W. Jansen
Title: Asset Based Finance

By: /s/ S. Aumpts
Name: S. Aumpts
Title: ED
    Fifteenth Amendment to RTA

Crédit Agricole Corporate & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont

By: /s/ Édouard Legrand
Name: Édouard Legrand

    Fifteenth Amendment to RTA

MUFG Bank, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as Committed Purchaser and Purchaser Agent

By:/s/ Andrew Pierce
Name: Andrew Pierce
Title: Director

    Fifteenth Amendment to RTA

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:/s/ Hadrien Schmidt
Name: Hadrien Schmidt
Title: Authorized Signatory

    Fifteenth Amendment to RTA

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY by its lawfully appointed attorney
/s/ Alessandro Bortolin
in the presence of:   Alessandro Bortolin
 (Witness’ Signature)
[●]
(Witness’ Address)
Accountant
(Witness’ Occupation)

(Matchpoint Finance Public Limited Company by its attorney Gerald Connell (Alternate Director)

    Fifteenth Amendment to RTA

ALBION CAPITAL CORPORATION S.A., as Conduit Purchaser

By:/s/ Claudio Chirco
Name: Claudio Chirco
Title: Director

By: /s/ Luigi Maula
Name: Luigi Maula
Title: Director

    Fifteenth Amendment to RTA

Exhibit A

Schedule 2

(Address and Notice Information)

See attached.

SCHEDULE 2
ADDRESS AND NOTICE INFORMATION
    [●]

Exhibit B

Schedule 5

(Facility Accounts and Account Banks)

See attached.

SCHEDULE 5
Facility Accounts and Account Banks
[●]

Exhibit C

Schedule 9

(Excluded Obligors)

See attached.

SCHEDULE 9
Excluded Obligors
[●]

The following Obligors are Excluded Obligors:

[●]

Exhibit D-1

Exhibit D-1

(Form of Bunge Italia First Notice of Assignment)

See attached.

[●]
Schedule 1

LIST OF THE RECEIVABLES

[PLEASE INSERT THE RELEVANT DETAILS OF THE RECEIVABLES]

Schedule 2

[●]

Exhibit D-2

(Form of Novaol First Notice of Assignment)

See attached.

[●]
Schedule 1

Schedule 2

[●]

Exhibit E-1

Exhibit E-1

(Form of Bunge Italia Monthly Notice of Assignment)

See attached.

Exhibit E-2

Exhibit E-2

(Form of Novaol Monthly Notice of Assignment)

See attached.